SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                              [Amendment No. ____]

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Double Eagle Petroleum Co.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:
          Not applicable
          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:
          Not applicable
          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          Not applicable
          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:
          Not applicable
          ----------------------------------------------------------------------

     5.   Total fee paid:
          Not applicable
          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid: Not applicable
     2.   Form, Schedule or Registration Statement No.: Not applicable
     3.   Filing Party: Not applicable
     4.   Date Filed: Not applicable

                           DOUBLE EAGLE PETROLEUM CO.
                               777 Overland Trail
                              Casper, Wyoming 82601
                                 (307) 237-9330

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on January 24, 2002

To our Stockholders:

     The Annual Meeting of Stockholders of Double Eagle Petroleum Co., a Maryland corporation (the "Company"), will be held at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, on Thursday, January 24, 2002 at 10:00 a.m., for the following purposes:

     1.   To elect five directors to the Company's Board Of Directors;

     2. To consider and vote upon a proposal recommended by the Board of Directors to approve the Company's 2002 Stock Option Plan;

     3. To ratify the selection of Lovelett, Skogen & Associates, P.C. to serve as the Company's independent certified public accountants for the year ending August 31, 2002; and

     4. To transact any other business that properly may come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on December 10, 2001 are entitled to notice of, and to vote at, the annual stockholders' meeting.

     All stockholders are extended a cordial invitation to attend the Annual Meeting of Stockholders.

     By Order of the Board Of Directors.



                                            /s/ CAROL A. OSBORNE
                                            --------------------
                                            CAROL A. OSBORNE
                                            Corporate Secretary
Casper, Wyoming
December 14, 2001


--------------------------------------------------------------------------------

THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 PROXY STATEMENT
                           DOUBLE EAGLE PETROLEUM CO.
                               777 Overland Trail
                              Casper, Wyoming 82601
                                 (307) 237-9330

                         ANNUAL MEETING OF STOCKHOLDERS
                                   to be held
                                January 24, 2002

                               GENERAL INFORMATION

     The enclosed proxy is solicited by and on behalf of the management of Double Eagle Petroleum Co. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, on Thursday, January 24, 2002, and at any adjournment of the Annual Meeting. It is planned that this Proxy Statement and the accompanying proxy will be mailed to the Company's stockholders on or about December 14, 2001.

     Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company's corporate secretary, or by electing to vote in person at the Annual Meeting.

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, officers and regular employees of the Company may make solicitations of proxies by telephone or telegraph or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

     All voting rights are vested exclusively in the holders of the Company's $0.10 par value common stock (the "Common Stock"), with each share entitled to one vote. Only stockholders of record at the close of business on December 10, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On December 10, 2001, the Company had 5,412,734 shares outstanding. Cumulative voting is not permitted in the election of directors or otherwise.

     A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, the Company may postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy being solicited by this proxy statement requests authority for the proxy holders, in their discretion, to vote the stockholders' shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, proxies received pursuant to this proxy statement will be voted in the same manner described in this proxy statement with respect to the original meeting.

     An Annual Report to Stockholders, including financial statements for the fiscal year ended August 31, 2001, is being mailed to stockholders with this Proxy Statement, but that Annual Report does not constitute part of the proxy soliciting material.

                            1. ELECTION OF DIRECTORS

     At the Annual Meeting, the stockholders will elect five members of the Board Of Directors of the Company. Each director will be elected to hold office until the next annual meeting of stockholders and thereafter until his or her successor is elected and has qualified. The affirmative vote of a majority of the shares represented at the Annual Meeting is required to elect each director. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management's nominees for directors of the Company. Each of the nominees currently is a director of the Company. There is no nominating committee of the Board Of Directors.

     The Company's bylaws contain a specific provision regarding nominations made by stockholders for the election of directors. This provision requires that written notice of proposed nominations made by stockholders for the election of directors must be received by the Company not less than 53 days nor more than 90 days prior to the meeting (or, if fewer than 60 days' notice of the meeting is given or made to stockholders, not later than the seventh day following the day on which the notice of the date of the meeting was mailed to stockholders). The notice must contain certain information about the proposed nominee, including name, age, business address, principal occupation or employment for the five years preceding the date of the notice, the number of shares of stock of the Company beneficially owned by the nominee, and any arrangement, affiliation, association, agreement or other relationship of the nominee with any stockholder. The Board Of Directors, or a nominating committee of the Board if one is formed in the future, will consider nominations for directors submitted by stockholders in accordance with the above procedure. The chairman of any meeting of stockholders may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with this procedure and that the defective nomination will be disregarded.

     Each of the nominees has consented to be named in this proxy statement and to serve on the Board if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board Of Directors may recommend.

     The following table sets forth, with respect to each nominee for director, the nominee's age, his or her positions and offices with the Company, the expiration of his or her term as a director, and the year in which he or she first became a director of the Company. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees for director, including stock ownership and compensation, see "Executive Compensation", "Security Ownership Of Certain Beneficial Owners And Management", and "Certain Relationships And Related Transactions".


                              Position With The      Expiration Of Term As  Initial Date
      Name           Age         Company (1)               Director         As Director
-----------------    ---   ------------------------   -------------------   ------------
Stephen H. Hollis    51    Chief Executive Officer,   Next Annual Meeting       1989
                             President, Treasurer,
                             and Director

Thomas J. Vessels    52    Director (2)               Next Annual Meeting       1999

Ken M. Daraie        43    Director (2)               Next Annual Meeting       1997

Beth McBride         43    Director (2)               Next Annual Meeting       2001

Roy G. Cohee         52    Director (2)               Next Annual Meeting       2001


-----------------------

(1) The Company has two executive officers who are not named in the above table, Carol A. Osborne and D. Steven Degenfelder. Ms. Osborne, 49, has served as Secretary of the Company since January 1996 and previously served as the Assistant Secretary from December 1989 until January 1996. In addition, Ms. Osborne has served as the Company's Office Manager since 1981. Mr. Degenfelder, 45, has served as Vice President of the Company since February 1998. Mr. Degenfelder began his career in the oil and gas business as a roustabout in the oil fields of southeast New Mexico. After graduating from college in 1979, he held various land positions with Marathon Oil Company from 1979 to 1981, Paintbrush Petroleum Corporation from 1981 to 1985, and Tyrex Oil Company from 1985 to 1995, where he served as Vice President and Director. Mr. Degenfelder served as Deputy Director of the Wyoming Office of State Lands and Investments from 1995 to 1997. He currently serves as Chairman of the Petroleum Association of Wyoming and as a Commissioner on the Natrona County Planning and Zoning Commission. He is a member of the American Association of Professional Landmen and is past President of the Wyoming Association of Professional Landmen. Mr. Degenfelder is a Certified Professional Landman and received his degree in Business Administration from Texas Tech University in 1979.

(2)  Member of Audit Committee and Compensation Committee.

     Stephen H. Hollis has served as the President and Chief Executive Officer of the Company since January 1994 and previously served as a Vice-President of the Company from December 1989 through January 1994. Mr. Hollis has served as a Director of the Company since December 1989. Mr. Hollis has served as the Vice-President of Hollis Oil & Gas Co., a small oil and gas company, since January 1994 and served as the President of Hollis Oil & Gas Co. from June 1986 through January 1994. Mr. Hollis was a geologist for an affiliate of United Nuclear Corporation from 1974 to 1977 and a consulting geologist from 1977 to 1979. In 1979, Mr. Hollis joined Marathon Oil Company and held various positions until 1986, when he founded Hollis Oil & Gas Co. Mr. Hollis is a past President of the Wyoming Geological Association and past President of the Rocky Mountain Section of the AAPG. Mr. Hollis received a B.A. Degree in Geology from the University of Pennsylvania in 1972 and a Masters Degree in Geology from Bryn Mawr College in 1974.

     Thomas J. Vessels has served as a Director of the Company since January 1999. He has served since October 1997 as the Managing Partner of Tundra Resources, LLC, a Denver, Colorado investment company that invests and facilitates investments in the Rocky Mountain region. Mr. Vessels served as Chairman of the Board of Vessels Energy, Inc., formerly Vessels Oil & Gas Co., from 1995 until the sale of that company in March 1998. Mr. Vessels also served as President and Chief Executive Officer of Vessels Energy, Inc. from 1984 until 1995. Vessels Energy Inc. was involved in natural gas and oil production and exploration as well as gas processing and marketing. Mr. Vessels is on the Board of the Colorado Oil & Gas Association, a current member of Colorado Minerals, Energy, Geology Policy Advisory Board, past President of the Independent Petroleum Association of Mountain States and past President of the Colorado Petroleum Association. Mr. Vessels received his B.A. degree from Gonzaga University in Spokane, Washington in 1972.

     Ken M. Daraie has served as a Director of the Company since February 1997. Mr. Daraie began his career with Sun Exploration and Production Co. as a Petroleum Engineer from 1982 to 1990. In 1990, he joined Conoco, Inc., in Casper, where he held engineering positions until 1994. From 1994 to 1995, Mr. Daraie worked for the Fluor Daniel Corporation and Barlow & Haun, Inc. as Project Manager and General Manager, respectively. In 1995, Mr. Daraie founded Continental Industries, LC, an independent oil and gas production/service company, where he currently serves as President. Mr. Daraie is a past Chairman of the Board of Energy West Federal Credit Union and currently serves on the Casper Planning and Zoning Commission. Mr. Daraie received a Bachelor's Degree in Physics from Baylor University in 1979 and a Bachelor of Science Degree in Petroleum Engineering from the University of Texas in 1982.

     Beth McBride has served as a Director of the Company since January 25, 2001. She has been President and member of the Board of Directors of Legacy Energy Corporation since co-founding the company in 1990. Legacy Energy Corporation is a privately held oil and gas exploration company in Denver, Colorado. Ms. McBride was a geophysicist for Superior Oil Company in Houston, Texas from 1981 through 1984, and held various exploration positions with Mobil Oil Corporation in Dallas, Texas and Denver, Colorado from 1985 to 1990. Ms. McBride received a B.Sc. degree in Geophysical Engineering from Colorado School of Mines in 1980.

     Roy G. Cohee has served as a Director of the Company since January 25, 2001. He has served as President of C & Y Transportation Co. since 1986. C & Y Transportation Co. started business in Casper, Wyoming in 1966 and is a privately held company focused on the transportation and storage of oil field equipment and supplies throughout the Western U.S. and Canada. Mr. Cohee has been with the firm since its beginning in 1966. Mr. Cohee was elected to his first term in the Wyoming House of Representatives in 1998 and currently in his second term and sits on the House Highways and Transportation Committee and the House Revenue Committee.

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers, and holders of more than 10 percent of the Company's Common Stock to file with the Securities And Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended August 31, 2001, its officers, directors and holders of more than 10 percent of its outstanding Common Stock complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon the written representations of its directors and officers.

     Board And Committee Meetings

     The Board Of Directors met four times during the fiscal year ended August 31, 2001, and each director participated in at least 75 percent of the aggregate of the total number of meetings of the Board and of all committees of the Board on which that director served during the year.

     The Board Of Directors currently maintains a Compensation Committee and an Audit Committee. The Compensation Committee met one time during the fiscal year ended August 31, 2001 and all members of the Compensation Committee participated in that meeting. The Compensation Committee has the authority to establish policies concerning compensation and benefits for employees of the Company. The Compensation Committee reviews and makes recommendations concerning the Company's compensation policies and the implementation of those policies and determines compensation and benefits for executive officers. The Compensation Committee currently consists of Messrs. Daraie, Vessels and Cohee and Ms. McBride.

     The Audit Committee is primarily responsible for the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls. The Audit Committee charter was adopted by the Board Of Directors in July 2000. A copy of the Audit Committee charter is attached as Exhibit A to the Company's definitive Proxy Statement regarding the Annual Meeting of the Company's Stockholders which was held on January 25, 2001. A copy of that Proxy Statement and the accompanying Audit Committee charter were filed with the SEC on January 4, 2001 and can be found on the SEC's website at www.sec.gov. The functions of the Audit Committee and its activities during the fiscal year ended August 31, 2001 are described below under the heading "Audit Committee Report". During the fiscal year ended August 31, 2001, the Board examined the composition of the Audit Committee in light of the adoption by the SEC and the National Association Of Securities Dealers Inc. (the "NASD") of new rules governing audit committees of issuers, such as the Company, whose securities are quoted on the NASD's Nasdaq system. Based upon this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of the NASD's new rules.

Audit Committee Report

     The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended August 31, 2001 and the unaudited financial statements included in the Quarterly Reports on Form 10-QSB for the first three quarters of the fiscal year ended August 31, 2001.

     The Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors' judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the auditors with the Committee under Statement on Auditing Standard No. 61, as amended. In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The Committee considered whether the auditors' providing services on behalf of the Company other than audit services is compatible with maintaining the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of the auditors' examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee met four times during the fiscal year ended August 31, 2001 and has thus far subsequently met once.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended August 31, 2001 for filing with the SEC. The Committee also has recommended to the Board the selection of the Company's independent auditors.

                               The Audit Committee
                                  Ken M. Daraie
                                  Thomas J. Vessels
                                  Beth McBride
                                  Roy G. Cohee

Executive Compensation

     Summary Compensation Table

     The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by Stephen H. Hollis, the Company's Chief Executive Officer and President. Other than Mr. Hollis, no employee of the Company received total salary and bonus exceeding $100,000 during any of the last three fiscal years.



                                              Annual Compensation

                        Fiscal Year                           Long-Term
Name and                Ended August                          Compensation--Securities   All Other
Principal Position      31            Salary ($)  Bonus ($)   Underlying Options (#)     Compensation ($)
------------------      --            ----------  ---------   ----------------------     ----------------
Stephen H. Hollis,      2001          $72,000     $30,000     50,000                     -0-
Chief Executive
Officer and President   2000          $72,000     $22,500     50,000                     -0-

                        1999          $65,000     -0-         36,500                     -0-


     Option Grants Table

     The following table sets forth information concerning individual grants of stock options to Mr. Hollis during the fiscal year ended August 31, 2001. See also, "--Stock Option Plans".

                            Option Grants For Fiscal Year Ended August 31, 2001
                            ---------------------------------------------------

                                                  % of Total Options
                                 Options          Granted to Employees    Exercise or Base
Name                             Granted (#)      in Fiscal Year          Price ($/Share)      Expiration Date
----                             -----------      --------------          ---------------      ---------------

Stephen H. Hollis,               50,000           45.5%                   $4.531               1/25/04
  Chief Executive Officer and
  President

     Aggregated Option Exercises And Fiscal Year-End Option Value Table.

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended August 31, 2001 by Mr. Hollis, and the fiscal year-end value of unexercised options then held by Mr. Hollis.

                                    Aggregated Option Exercises
                               For Fiscal Year Ended August 31, 2001
                                    And Year-End Option Values

                                                                                   Value of
                                                                                   Unexercised
                                                           Number of Unexercised   In-The-Money
                                                           Options at Fiscal       Options at Fiscal
                                                           Year-End (#)(3)         Year-End($)(4)
                           Shares
                           Acquired on    Value            Exercisable/            Exercisable/
Name                       Exercise (#)   Realized ($)(2)  Unexercisable           Unexercisable
----                       ------------   ---------------  -------------           -------------
Stephen H. Hollis,         31,081         $89,537          136,500/0               $155,810/$0
 Chief Executive Officer
 and President

--------------------

(1) The number of shares received upon exercise of options during the fiscal year ended August 31, 2001.

(2) With respect to options exercised during the Company's fiscal year ended August 31, 2001, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of August 31, 2001, separated between those options that were exercisable and those options that were not exercisable.

(4) For all unexercised options held as of August 31, 2001, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those exercised options, based on the bid price of the Company's Common Stock on August 31, 2001. The closing bid price for the Company's Common Stock on August 31, 2001 was $4.15 per share.

Employee Retirement Plans, Long-Term Incentive Plans and Pension Plans

     Excluding the Company's stock option plans, the Company does not have any long-term incentive plan to serve as incentive for performance to occur over a period longer than one fiscal year.

Compensation Committee Interlocks and Insider Participation

     No person who served as a member of the Compensation Committee during the year ended August 31, 2001 was, during that year, an officer or employee of the Company or of any of its subsidiaries, or was formerly an officer of the Company or of any of its subsidiaries.

Stock Option Plans

     The 1996 Stock Option Plan. In May 1996, the Board of Directors of the Company approved the Company's 1996 Stock Option Plan (the "1996 Plan"), which subsequently was approved by the Company's stockholders. Pursuant to the 1996 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's Common Stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 1996 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 1996 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 1996 Plan. At August 31, 2001, options to purchase 30,000 shares of Common Stock were outstanding under the 1996 Plan and no additional options could be granted under the 1996 Plan.

     The 2000 Stock Option Plan. In December 1999, the Board of Directors of the Company approved the Company's 2000 Stock Option Plan (the "2000 Plan"), which subsequently was approved by the Company's stockholders. Pursuant to the 2000 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's Common Stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 2000 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 2000 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 2000 Plan. At August 31, 2001, options to purchase 190,000 shares of Common Stock were outstanding under the 2000 Plan and options to purchase an additional 10,000 shares could be granted under the 2000 Plan.

     The 2002 Stock Option Plan. In December 2001, the Board of Directors of the Company approved the Company's 2002 Stock Option Plan (the "2002 Plan"). As described below under "2. Proposal To Adopt 2002 Stock Option Plan", the 2002 Plan is subject to approval by the Company's stockholders at the Annual Meeting. Pursuant to the 2002 Plan, the Company may grant options to purchase an aggregate of 300,000 shares of the Company's Common Stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 2002 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 2002 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 2002 Plan. No options have been granted under the 2002 Plan.

Compensation Of Outside Directors

     Directors of the Company who are not also employees of the Company ("Outside Directors") are paid $400 for each meeting of the Board Of Directors that they attend. In addition, each Outside Director receives 2,000 shares of Common Stock each year. Directors also are reimbursed for expenses incurred in attending meetings and for other expenses incurred on behalf of the Company. In January 2001, each Outside Director was granted options to purchase 10,000 shares of Common Stock for $4.531 per share. These options expire January 25, 2004.

Security Ownership Of Certain Beneficial Owners And Management

     The following table summarizes certain information as of November 16, 2001 with respect to the beneficial ownership of the Company's Common Stock (i) by the Company's directors, (ii) by stockholders known by the Company to own five percent or more of the Company's Common Stock, and (iii) by all officers and directors as a group.

Name And Address Of                                          Percentage Of Class
Beneficial Owner (1)                     Number Of Shares     Beneficially Owned
--------------------                     ----------------     ------------------

Stephen H. Hollis                            701,481 (2)            13.1%
2037 S. Poplar
Casper, Wyoming 82601

Ken M. Daraie                                 50,000 (3)               *
P.O. Box 656
Casper, Wyoming 82602

Thomas J. Vessels                            422,000 (4)             7.7%
1610 Wynkoop Street, Suite 100
Denver, Colorado 80202

Beth McBride                                  16,100 (5)               *
5801 W. 33rd Avenue
Wheat Ridge, Colorado  80212

Roy G. Cohee                                  12,900 (6)               *
2046 Rustic Drive
Casper, Wyoming  82609

Directors and Officers as a group          1,775,681                30.0%
   (Seven Persons)                 (2)(3)(4)(5)(6)(7)(8)

Hollis Oil & Gas Co.                         350,000 (8)             6.8%
P.O. Box 1068
Casper Wyoming 82602

---------------

* Less than one percent.

(1) "Beneficial ownership" of the Company's Common Stock is defined, pursuant to regulations promulgated by the SEC, as having or sharing, directly or indirectly, (1) voting power, which includes the power to vote or to direct the voting, or (2) investment power, which includes the power to dispose or to direct the disposition of Common Stock. The definition of beneficial ownership includes shares underlying options or warrants to purchase Common Stock, or other securities convertible into Common Stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) Includes options held by Mr. Hollis to purchase 36,500 shares for $1.328125 per share that expire January 20, 2002, options to purchase 50,000 shares for $3.09375 per share that expire January 26, 2003, options to purchase 50,000 shares for $4.531 per share that expire January 25, 2004 and warrants to purchase 23,000 shares for $3.00 per share that expire on December 17, 2001. In addition to 160,900 shares owned directly by Mr. Hollis, the table above includes 350,000 shares of Common Stock owned by Hollis Oil & Gas Co. Mr. Hollis is an officer, director and 51 percent owner of Hollis Oil & Gas Co. See also, footnote (7), below.

(3) Includes options to purchase 10,000 shares for $1.328125 per share that expire January 20, 2002, options to purchase 10,000 shares for $3.09375 per share that expire January 26, 2003 and options to purchase 10,000 shares for $4.531 per share that expire January 25, 2004.

(4) Consists of 80,750 shares held by Mr. Vessels, 76,750 shares held by his wife, 3,000 shares held in trust for the benefit of Mr. Vessels' minor children, warrants to purchase 76,750 shares for $1.375 per share until October 16, 2003 held by Mr. Vessels, warrants to purchase 76,750 shares on the same terms held by Mr. Vessels' wife, warrants to purchase 3,000 shares on the same terms held in trust for Mr. Vessels' children, options to purchase 10,000 shares for $1.328125 per share until January 20, 2002 held by Mr. Vessels, options to purchase 46,500 shares for $3.09375 per share until January 26, 2003 and options to purchase 46,500 shares for $4.531 per share until January 25, 2004, held by Mr. Vessels.

(5) Includes options to purchase 10,000 shares for $4.531 per share that expire January 25, 2004.

(6) Includes options to purchase 10,000 shares for $4.531 per share that expire January 25, 2004.

(7) In addition to the shares described in footnotes (1), (2), (3), (4) and (5) above, the shares owned by Directors and Officers as a Group, includes:
     12,632 shares, options to purchase 20,000 shares for $1.328125 per share until January 20, 2002, options to purchase 20,000 shares for $3.09375 per share until January 26, 2003 and options to purchase 20,000 shares for $4.531 per share until January 25, 2004 held by Carol Osborne, the Company's Secretary; and 30,568 shares, options to purchase 40,000 shares for $1.328125 per share until January 20, 2002, options to purchase 40,000 shares for $3.09375 per share until January 26, 2003 and options to purchase 40,000 shares for $4.531 per share until January 25, 2004 held by
     D. Steven Degenfelder, the Company's Vice President.

(8) The shares owned by Hollis Oil & Gas Company are shown or included as beneficially owned three times in the table: once as beneficially owned by Hollis Oil & Gas Company, again regarding beneficial ownership of shares by Mr. Hollis, and also as a part of the shares beneficially owned by Directors and Officers as a group.

Certain Relationships And Related Transactions

     The Company and certain directors, officers and stockholders of the Company are joint holders in proved and unproved oil and gas properties. During the normal course of business, the Company pays or receives monies and in turn bills or pays the interest holders for their respective shares. These transactions are immaterial in amount when compared to the Company's total receipts and expenditures. They are accounted for as part of the normal joint interest billing function.

     In November 1998, the Company completed a private placement offering of 374,750 units of Common Stock and Common Stock Purchase Warrants for $1.375 per unit. Each unit consists of one share of Common Stock and a warrant to purchase one share of Common Stock for $1.375 per share until October 16, 2003. The warrants are redeemable by the Company at a price of $.001 per warrant commencing April 2001 if the Company's Common Stock trades at a price of at least $3.00 per share for 20 of the 30 trading days preceding the date on which the Company gives notice of redemption. Thomas J. Vessels and his wife purchased 153,500 of the units and trusts established for the benefit of Mr. Vessels' minor children purchased 1,000 units regarding each of the three children. In addition, the Company entered into a consulting agreement with Mr. Vessels pursuant to which Mr. Vessels agreed to assist the Company in locating possible oil and gas transactions in which the Company may participate. This agreement was in effect until January 30, 2000. The Company agreed to issue to Mr. Vessels options to purchase 36,500 shares of Common Stock for $1.375 per share until October 16, 2001 and to reimburse Mr. Vessels for up to $1,000 per month in expenses incurred in performing services on behalf of the Company during the term of the agreement. In October 2001, Mr. Vessels exercised all these options. Since the expiration of this agreement, Mr. Vessels has continued to assist the Company in locating possible oil and gas transactions and the Company has reimbursed Mr. Vessel's out of pocket expenses for these services. The Company also agreed to cause Mr. Vessels to be elected to the Board of Directors and to nominate Mr. Vessels to serve as a director during the term of the agreement. Pursuant to this agreement Mr. Vessels was elected as a director at the Annual Meeting of Stockholders held in January 1999.

                   2. PROPOSAL TO ADOPT 2002 STOCK OPTION PLAN

     The Board of Directors has adopted, subject to stockholder approval, the Company's 2002 Stock Option Plan (the "2002 Plan"). The 2002 Plan will terminate, and any options granted pursuant to the 2002 Plan will be void, if the 2002 Plan is not approved by the Company's stockholders on or before December 9, 2002.

     Options to purchase 300,000 shares of Common Stock may be granted pursuant to the 2002 Plan. The Options granted pursuant to the 2002 Plan may be either Incentive Options or Non-Qualified Options. The 2002 Plan is intended to provide incentives to key employees and other persons who have or are contributing to the success of the Company by offering them Options to purchase shares of the Company's Common Stock. The effect of the adoption of the 2002 Plan will be to increase the number of shares issuable upon the exercise of options that may be granted under all the Company's stock option plans, which will allow the Company to grant more options from time to time and thereby augment its program of providing incentives to employees and other persons. The terms of the 2002 Plan concerning Incentive Options and Non-Qualified Options are substantially the same except that only employees of the Company are eligible for Incentive Options and employees and other persons who have contributed or are contributing to the success of the Company are eligible for Non-Qualified Options. The number of Options authorized is a maximum aggregate so that the number of Incentive Options granted reduces the number of Non-Qualified Options that may be granted. There currently are approximately three employees eligible to receive Incentive Options and an unspecified number of persons eligible to receive Non-Qualified Options.

     The 2002 Plan will be administered by the Option Committee, which may be composed of the entire Board of Directors or by a Committee of at least two directors selected by the Board. If the Option Committee consists of less than the entire Board, each member of the Committee is required to be a "non-employee director" and, to the extent necessary for any option granted pursuant to the 2002 Plan to be considered as performance based compensation that is not subject to limitations on deductibility under the Internal Revenue Code of 1986, as amended (the "Code"), shall be an "Outside Director". A "non-employee director" is a director who (1) is not currently an officer or employee of the Company or any of its subsidiaries, (2) does not receive compensation from the Company in excess of $60,000 for services rendered other than as a director, and (3) is not involved in a transaction that is required to be disclosed in the Company's Form 10-KSB and proxy reports as a related party transaction. An "Outside Director" has the meaning as set forth in the Code and regulations under the Code, and means, generally, a director who (1) is not a current employee of the Company,
(2) is not a former employee of the Company who receives compensation for prior services during the taxable year in question, (3) has not been an officer of the Company, and (4) does not receive compensation from the Company, either directly or indirectly, in any capacity other than as a director. The Option Committee has discretion to select the persons to whom Options will be granted ("Optionees"), the number of shares to be granted, the term of each Option and the exercise price of each Option. However, no Option may be exercisable more than 10 years after the granting of that Option, and no Options may be granted pursuant to the 2002 Plan after December 9, 2011.

     The exercise price of Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options are granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying Incentive Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Code. This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

     All options granted pursuant to the 2002 Plan will become fully exercisable upon the occurrence of a change in control of the Company or certain mergers or other reorganizations or asset sales as described in the 2002 Plan.

     Options granted pursuant to the 2002 Plan will not be transferable during the Optionee's lifetime except in limited circumstances set forth in the 2002 Plan. Subject to the other terms of the 2002 Plan, the Option Committee has discretion to provide vesting requirements and specific expiration provisions with respect to the Options granted.

     It currently is anticipated that the exercise of the Options will be covered by an effective registration statement, which will enable an Optionee exercising Options to receive unrestricted stock that may be transferred or sold in the open market unless the Optionee is a director, executive officer or otherwise an "affiliate" of the Company. In the case of a director, executive officer or other affiliate, the Common Stock acquired through exercise of the Options may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It also is anticipated that sales by affiliates will be covered by an effective registration statement.

     In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustment shall be made in the exercise price and in the number of shares subject to each outstanding Option. In the event of a stock dividend, each Optionee shall be entitled to receive, upon exercise of the Option, the equivalent of any stock dividend that the Optionee would have received had he or she been the holder of record of the shares purchased upon exercise. The Option Committee also may make provisions for adjusting the number of shares subject to outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company's outstanding Common Stock.

     The Board of Directors may at any time terminate the 2002 Plan or make such amendments or modifications to the 2002 Plan that the Board of Directors deems advisable, except that no amendments may impair previously outstanding Options and amendments that materially modify eligibility requirements for receiving Options, that materially increase the benefits accruing to persons eligible to receive Options, or that materially increase the number of shares under the 2002 Plan must be approved by the Company's stockholders.

     The Incentive Options issuable pursuant to the 2002 Plan are structured to qualify for favorable tax treatment provided for "incentive stock options" by
Section 422 of the Code. All references to the tax treatment of the Options are under the Code as currently in effect. Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold less than two years after the grant of the Option and is not sold less than one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options.

     Non-Qualified Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he is granted a Non-Qualified Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Qualified Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Qualified Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with respect to the deemed compensation.

     No options have been granted pursuant to the 2002 Plan. As described above under "- Stock Option Plans", the Company has a total of only 10,000 shares available to grant pursuant to all the Company's other stock option plans.

     The closing sale price of the Company's Common Stock, as quoted on the Nasdaq Small Cap Market System at the close of business on December 10, 2001 was $3.60 per share.

     The approval of holders of shares representing a majority of the votes represented at the Annual Meeting will be necessary to adopt the 2002 Plan.

     The Board of Directors unanimously recommends a vote "FOR" the proposal to adopt the 2002 Plan.

                     3. PROPOSAL TO RATIFY THE SELECTION OF
                      LOVELETT, SKOGEN & ASSOCIATES, P.C.,
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Board Of Directors recommends that the stockholders of the Company vote in favor of ratifying the selection of the firm of Lovelett, Skogen & Associates, P.C., Certified Public Accountants, as the auditors who will continue to audit financial statements and perform other accounting and consulting services for the Company for the fiscal year ending August 31, 2002 or until the Board Of Directors, in its discretion, replaces them.

     An affirmative vote of the majority of shares represented at the Annual Meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the stockholders; however, the Board Of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board Of Directors may reconsider its selection of Lovelett, Skogen & Associates, P.C. It is expected that one or more representatives of Lovelett, Skogen & Associates, P.C. will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Independent Public Accountants

     Audit Fees. The Company paid Lovelett, Skogen & Associates, P.C. a total of $12,799 for professional services rendered for the audit of the Company's financial statements for the fiscal year ended August 31, 2001 and for their review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year ended August 31, 2001. The Company did not pay Lovelett, Skogen & Associates, P.C. any other fees during the fiscal year ended August 31, 2001.

     Financial Information Systems Design And Implementation Fees. Lovelett, Skogen & Associates, P.C. did not render any professional services during the fiscal year ended August 31, 2001 relating to the design or implementation of financial information systems.

     The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of Lovelett, Skogen & Associates, P.C. as auditors.

                                VOTING PROCEDURES

     Votes at the Annual Meeting are counted by inspectors of election appointed by the chairman of the meeting. If a quorum is present, an affirmative vote of the majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to stockholders for their consideration unless a different number of votes is required by statute or the Company's Articles Of Incorporation. Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his or her proxy card and withholds authority to vote on any matter, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

                             STOCKHOLDER PROPOSALS;
                     DISCRETIONARY AUTHORITY TO VOTE PROXIES

     In order to be considered for inclusion in the proxy statement and form of proxy relating to the next annual meeting of stockholders following the end of the Company's 2002 fiscal year, proposals by individual stockholders must be received by the Company no later than July 19, 2002.

     In addition, the proxy solicited by the Board of Directors for the 2003 annual meeting of stockholders will confer discretionary authority on any stockholder proposal presented at that meeting unless the Company is provided with notice of that proposal no later than December 6, 2002.

                     AVAILABILITY OF REPORTS ON FORM 10-KSB

     UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED AUGUST 31, 2001 TO ANY OF THE COMPANY'S STOCKHOLDERS OF RECORD OR TO ANY STOCKHOLDER WHO OWNS THE COMPANY'S COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE AT THE CLOSE OF BUSINESS ON DECEMBER 10, 2001. ANY REQUEST FOR A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE MAILED TO THE SECRETARY, DOUBLE EAGLE PETROLEUM CO., P.O. BOX 766, CASPER, WYOMING 82601.

                                 OTHER BUSINESS

     The Company's management does not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. If any other business should come before the meeting, the persons named in the enclosed form of proxy will vote such proxy according to their judgment on such matters.

                                        CAROL A. OSBORNE
                                        Corporate Secretary

                                    * * * * *

PROXY                                                                      PROXY

                           DOUBLE EAGLE PETROLEUM CO.
                     For the Annual Meeting Of STOCKHolders
               Proxy Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Stephen H. Hollis and D. Steven Degenfelder, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Double Eagle Petroleum Co. (the "Corporation"), to be held at 10:00 a.m. on Thursday, January 24, 2002, at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, or any adjournments thereof, on the following matters:

                    [X] Please mark votes as in this example.


1.   Election of Directors:

     Nominees: Roy G. Cohee, Ken M. Daraie, Stephen H. Hollis, Beth McBride and
               Thomas J. Vessels.

     FOR ALL NOMINEES  [ ]
     WITHHELD FROM ALL NOMINEES  [ ]
     FOR ALL NOMINEES EXCEPT AS NOTED ABOVE  [ ]

2.   Proposal to approve the Company's 2002 Stock Option Plan.

         [ ] FOR                  [ ] AGAINST                    [ ] ABSTAIN

3. Proposal to ratify the selection of Lovelett, Skogen & Associates, P.C., Certified Public Accountants, as the Company's certified independent accountants.

         [ ] FOR                  [ ] AGAINST                    [ ] ABSTAIN


                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------

4. In their discretion, the proxies are authorized to vote upon an adjournment or postponement of the meeting.

         [ ] YES                  [ ] NO                         [ ] ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]

     Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3, and 4. This proxy is solicited on behalf of the Board Of Directors of Double Eagle Petroleum Co.

                                  Dated:
                                  ----------------------------------------------

                                  Signature:
                                  ----------------------------------------------


                                  Signature:
                                  ----------------------------------------------
                                  Signature if held jointly

                                  (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS
                      PROXY IN THE ACCOMPANYING ENVELOPE.

                           DOUBLE EAGLE PETROLEUM CO.
                             2002 STOCK OPTION PLAN

                       As Adopted As Of December 10, 2001

     This 2002 Stock Option (the "Plan") is adopted by Double Eagle Petroleum Co. (the "Company") effective as of December 10, 2001.

     1.   Definitions.

          Unless otherwise indicated or required by the particular context, the terms used in this Plan shall have the following meanings:

          Board: The Board Of Directors of the Company.

          Change in Control: For purposes of this Plan, a "Change in Control" shall mean any of the following events:

          (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (2) the Company or any Subsidiary, or (3) any Person in connection with a "Non-Control Transaction" as defined in Section 1(c), below.

          (b) The individuals who, as of the date hereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the then Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (defined as any solicitation subject to Rules 14a-1 to 14a-10 promulgated under the Exchange Act by any person or group of persons for the purpose of opposing a solicitation subject to Rules 14a-1 to 14a-10 by any other person or group of persons with respect to the election or removal of directors at any annual or special meeting of stockholders of the Company) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c) Consummation of:

               (1) A merger, consolidation or reorganization involving the Company, unless

                    (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least sixty percent of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

                    (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation or a corporation beneficially owning, directly or indirectly, a majority of the Voting Securities of the Surviving Corporation, and

                    (C) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent or more of the then outstanding Voting Securities) owns, directly or indirectly, thirty percent or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                    (D) a transaction described in the immediately preceding
               clauses (A) through (C) shall herein be referred to as a "Non-Control Transaction";

               (2) A complete liquidation or dissolution of the Company; or

               (3) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

          (d) Notwithstanding anything contained in this Plan to the contrary, if the Optionee is an employee of the Company and the Optionee's employment is terminated prior to a Change in Control and the Optionee reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Plan, the date of a Change in Control with respect to the Optionee shall mean the date immediately prior to the date of such termination of the Optionee's employment.

          Code: The Internal Revenue Code of 1986, as amended.

          Common Stock: The $.10 par value common stock of the Company.

          Company: Double Eagle Petroleum Co., a corporation incorporated under the laws of Maryland, any current or future wholly owned subsidiaries of the Company, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

          Date Of Grant: The date on which an Option, as defined below, is granted under the Plan.

          Fair Market Value: The Fair Market Value of the Option Shares (defined below). The Fair Market Value as of any date shall be as reasonably determined by the Option Committee (defined below); provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall not be less than the last reported sale price for the Common Stock on that date (or on the preceding stock market business day if such date is a Saturday, Sunday, or a holiday), on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX"), or the Nasdaq Stock Exchange ("Nasdaq"), as reported by such exchange or market, as the case may be, or, if not reported by such exchange or market, as reported in The Wall Street Journal, or if not reported in The Wall Street Journal, as reported in The Denver Post, Denver, Colorado or, if no last sale price for the NYSE, AMEX or Nasdaq is available, then the last reported sale price on either another stock exchange or on a national or local over-the-counter market, as reported by such exchange or market or, if not reported by such exchange or market, as reported by The Wall Street Journal, or if not available there, in The Denver Post; provided further, that if no such published last sale price is available and a published bid price is available from one of those sources, then the Fair Market Value of the shares shall not be less than such last reported bid price for the Common Stock, and if no such published bid price is available, the Fair Market Value of such shares shall not be less than the average of the bid prices quoted as of the close of business on that date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Option Committee.

          Incentive Options: "Incentive stock options" as that term is defined in Section 422 of the Code or the successor to that Section.

          Key Employee: A person designated by the Option Committee who is employed by the Company and whose continued employment is considered to be in the best interests of the Company; provided, however, that Key Employees shall not include those members of the Board who are not employees of the Company.

          Key Individual: A person, other than an employee of the Company, who is committed to the interests of the Company; provided, however, that Key Individuals shall not include those members of the Board who are not employees of the Company.

          Non-Employee Director: A director of the Company who (a) is not currently an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company, (b) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Regulation S-K, Item 404(a), promulgated under the Securities Act of 1933, as amended (the "Securities Act"), (c) does not possess an interest in any other transaction for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a), and (d) is not engaged in a business relationship for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a).

          Non-Qualified Options: Options that are not intended to qualify, or otherwise do not qualify, as Incentive Options. To the extent that Options that are designated by the Option Committee as Incentive Options do not qualify as "incentive stock options" under Section 422 of the Code or the successor to that Section, those Options shall be treated as Non-Qualified Options.

          Option: The rights to purchase Common Stock granted pursuant to the terms and conditions of an Option Agreement (defined below).

          Option Agreement: The written agreement (including any amendments or supplements thereto) between the Company and either a Key Employee or a Key Individual designating the terms and conditions of an Option.

          Option Committee: The Plan shall be administered by an Option Committee ("Option Committee") composed of the Board or by a committee of at least two directors selected by the Board; provided, however, that (a) if the Option Committee consists of less than the entire Board, each member shall be a Non-Employee Director and (b) to the extent necessary for any Option intended to qualify as Performance-Based Compensation to so qualify, each member of the Option Committee, whether or not it consists of the entire Board, shall be an Outside Director. For purposes of the proviso to the preceding sentence (the "Proviso"), if one or more members of the Committee is not, in the case of clause (a) of the Proviso, a Non-Employee Director, or, in the case of clause
(b) of the Proviso, an Outside Director, and, in either case, recuses himself or herself or abstains from voting with respect to a particular action taken by the Option Committee, then the Option Committee, with respect to that action, shall be deemed to consist only of the members of the Option Committee who have not recused themselves or abstained from voting.

          Option Shares: The shares of Common Stock underlying an Option granted pursuant to this Plan.

          Optionee: A Key Employee or Key Individual who has been granted an Option.

          Outside Director: "Outside Director" shall have the meaning set forth in Section 162 of the Code or the successor to that Section and any regulations promulgated under that or the successor to that Section.

          Performance-Based Compensation: "Performance-Based Compensation" means any Option that is intended to constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

          Permitted Transferee: A Permitted Transferee includes, with respect to any Optionee, any of the following: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Optionee, including adoptive relationships, any person sharing the Optionee's household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty percent of the beneficial interest, a foundation in which the foregoing persons (or the Optionee) control the management of the assets, and any other entity in which the foregoing persons (or the Optionee) own more than fifty percent of the voting interests.

     2.   Purpose And Scope.

          (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Employees and Key Individuals, upon whose initiative and efforts, in the aggregate, the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

          (b) This Plan authorizes the Option Committee to grant Incentive Options to Key Employees and to grant Non-Qualified Options to Key Employees and Key Individuals, selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, the interests of the Company, and other matters.

     3.   Administration Of The Plan.

          (a) The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this Section and under each other section of the Plan.

          (b) In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and shall determine (i) the number of shares of Common Stock to be subject to each Incentive Option and Non-Qualified Option, (ii) the time at which each Incentive Option and Non-Qualified Option is to be granted, (iii) whether an Incentive Option and Non-Qualified Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the Incentive Option and Non-Qualified Option Shares, provided that the purchase price shall be a fixed, and cannot be a fluctuating, price, (v) the option period, including provisions for the termination of the Option prior to the expiration of the exercise period upon the occurrence of certain events, (vi) the manner in which the Incentive Option and Non-Qualified Option becomes exercisable, including whether portions of the Incentive Option and Non-Qualified Option become exercisable at different times and including determining that, at any time, the portion not yet exercisable shall become exercisable upon the occurrence of certain events, (vii) the acceptable methods of payment of the purchase price for each Incentive Option and Non-Qualified Option, including whether the purchase price may be paid by converting a portion of the Option into Option Shares (the "Conversion Shares"), provided that aggregate Fair Market Value of the portion of the Option being converted minus the aggregate exercise price of the portion of the Option being converted is equal to the purchase price for the Conversion Shares, and (viii) such other terms and conditions as the Option Committee may deem necessary or desirable; provided, however, that no Option may be repriced, replaced, regranted through cancellation, or modified without stockholder approval (except in connection with a change in the Company's capitalization), if the effect would be to reduce the exercise price for the shares underlying such Option. The Option Committee shall determine the form of Option Agreement to evidence each Option and may amend the terms of any Option (subject to Section 3(d) below).

          (c) The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

          (d) The Board from time to time may make such changes in and additions to the Plan as it may deem proper and in the best interests of the Company provided, however, that no such change or addition shall impair any Option previously granted under the Plan unless the change or addition is consented to by the holder of the previously granted Option, and provided that no change which under applicable law requires the approval of stockholders may be made without such approval.

          (e) Each determination, interpretation or other action made or taken by the Option Committee shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company, and the Optionees and their respective successors in interest. No member of the Option Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall be, in addition to rights they may have as directors of the Company, fully protected by the Company with respect to any such action, determination or interpretation.

     4.   The Common Stock.

          The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options with respect to, a total number not in excess of 300,000 shares of Common Stock, either treasury or authorized and unissued, or the number and kind of shares of stock or other securities which in accordance with Section 9 shall be substituted for the 300,000 shares or into which such 300,000 shares shall be adjusted. All or any unsold shares subject to an Option, that for any reason expires or otherwise terminates before it has been exercised (including Options converted into Conversion Shares), again may be made subject to Options under the Plan. No one person may be granted during any two year period Options under the Plan to purchase more than 150,000 shares.

     5.   Eligibility.

          Incentive Options may be granted only to Key Employees. Non-Qualified Options may be granted both to Key Employees and to Key Individuals. Key Employees and Key Individuals may hold more than one Option under the Plan and may hold Options under the Plan as well as options granted pursuant to other plans or otherwise.

     6.   Option Price.

          The Option Committee shall determine the purchase price for the Option Shares; provided, however, that with respect to Option Shares underlying Incentive Options (a) the purchase price shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date Of Grant and (b) the purchase price shall be a fixed, and cannot be a fluctuating, price.

     7.   Duration And Exercise Of Options.

          (a) Except as provided in Section 15, the option period shall commence on the Date Of Grant or other date or dates determined by the Option Committee and shall continue for the period designated by the Option Committee up to a maximum of ten years from the Date Of Grant.

          (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided that, subject to the following sentence and paragraph (d) of this Section 7, in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. If the Option is an Incentive Option, it may be exercised by the guardian or personal representative of the Optionee only if the guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of Section 422(b)(5) of the Code or the successor to that provision. Any opinion of counsel must be both from counsel acceptable to the Option Committee and in a form acceptable to the Option Committee.

          (c) If the Optionee's employment or affiliation with the Company is terminated for any reason except the Optionee's death and except as provided in the immediately following sentence, then (i) any Incentive Option then held, to the extent that the Incentive Option was exercisable according to its terms on the date of termination, may be exercised only to the extent determined by the Option Committee at the time of grant or thereafter and set forth in the Option Agreement, but in no case more than three months after termination of the Optionee's employment, and (ii) any Non-Qualified Option then held by the Optionee, to the extent that the Non-Qualified Option was exercisable according to its terms on the date of termination, may be exercised only to the extent determined by the Option Committee at the time of grant or thereafter and set forth in the Option Agreement, but in no case more than three years after termination of the Optionee's employment or affiliation. If the Optionee's employment or affiliation with the Company is terminated because of the Optionee's death, or if the Optionee described in the preceding sentence whose employment or affiliation with the Company is terminated for any reason other than death dies during the three month period immediately following such termination, any Option held by the Optionee immediately prior to the Optionee's death, to the extent that the Option was exercisable according to its terms on the date of termination, may be exercised only to the extent determined by the Option Committee at the time of grant or thereafter and set forth in the Option Agreement, but in no case more than one year after the Optionee's death. Any Option remaining unexercised shall expire at the later of termination or the end of the extended exercise period, if any.

          (d) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8 herein; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000.

          (e) No Option may be exercised until the Plan is approved by the stockholders of the Company as provided in Section 15 below.

     8.   Payment For Option Shares.

          (a) If the purchase price of the Option Shares purchased by any Optionee at one time exceeds $1,000, all or part of the purchase price for the Option Shares may be paid by delivery to the Company for cancellation shares of the Common Stock previously owned by the Optionee ("Previously Owned Shares") with a Fair Market Value as of the date of the payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash. Notwithstanding the above, an Optionee shall be permitted to exercise his Option by delivering Previously Owned Shares only if (i) he has held, and provides appropriate evidence of such, the Previously Owned Shares for more than six months prior to the date of exercise (or such lesser period as the Option Committee may permit), or (ii) the Previously Owned Shares were acquired by the Optionee in an arm's-length, open-market transaction, or (iii) the Previously

Owned Shares consist of a combination of shares meeting the criteria described in either of the immediately preceding clauses (i) and (ii). The period described in clause (i) of the preceding sentence (the "Holding Period") may be extended by the Option Committee acting in its sole discretion as is necessary, in the opinion of the Option Committee, so that, under generally accepted accounting principles, no compensation shall be considered to have been or to be paid to the Optionee as a result of the exercise of the Option in this manner. At the time the Option is exercised, the Optionee shall provide an affidavit, and such other evidence and documents as the Option Committee shall request, to establish, as applicable, that the requirements of subsection (i), (ii) or (iii) of this Section 8(a) have been satisfied. Alternatively, if the purchase price of the Option Shares purchased by any Optionee at one time exceeds $1,000, the purchase price for Option Shares may be paid by using all or a portion of the equity value of a portion of the Optionee's Options to pay the exercise price of other Options. As indicated above, an Optionee may deliver shares of Common Stock, or convert a portion of the equity value of an Option, as part of the purchase price only if the Option Committee, in its sole discretion on a case-by-case basis, agrees to permit the proposed form of payment.

          (b) An Optionee also may pay the purchase price for Option Shares by delivering to the Company and to a broker-dealer, which broker-dealer shall be subject to approval by the Option Committee at the Option Committee's sole discretion, a written notice of exercise, in the form prescribed by the Option Committee, together with the Optionee's irrevocable instructions to the broker-dealer to promptly deliver to the Company certified funds representing the purchase price, which certified funds may be the result of the broker-dealer's sale of some or all of the Option Shares received upon exercise or the result of a loan from the broker-dealer to the Optionee.

          (c) If payment for the exercise of an Option is made other than by a method described in Sections 8(a) or 8(b), above, the purchase price shall be paid in cash, certified funds, or Optionee's check. Payment shall be considered made when the Treasurer of the Company receives delivery of the payment at the Company's address, provided that a payment made by check is honored when first presented to the Optionee's bank.

     9.   Change In Stock, Adjustments, Etc.

          In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option hereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

          In the event of any such changes or exchanges, (i) the Option Committee shall determine whether an adjustment should be made in the number, or kind, or option price of the shares or other securities that are then subject to an Option or Options granted pursuant to the Plan, (ii) the Option Committee shall make any such adjustment, and (iii) such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

     10.  Relationship To Employment Or Position.

          Nothing contained in the Plan, or in any Option or Option Share granted pursuant to the Plan, (i) shall confer upon any Optionee any right with respect to continuance of his employment by, or position or affiliation with, or relationship to, the Company, or (ii) shall interfere in any way with the right of the Company at any time to terminate the Optionee's employment by, position or affiliation with, or relationship to, the Company.

     11.  Nontransferability Of Option.

          No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 12a-12 promulgated under the Exchange Act), and Options shall be exercisable during the lifetime of an Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to Permitted Transferees of the Optionee, and for purposes of this Plan, a Permitted Transferee of an Optionee shall be deemed to be the Optionee. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     12.  Rights As A Stockholder.

          No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 9, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

     13.  Securities Laws Requirements.

          No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirement of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option Agreement and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

     14.  Disposition Of Shares.

          To the extent reasonably requested by the Company, each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act or any other applicable federal or state securities laws; (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) he will timely file all reports required under the federal securities laws.

     15.  Effective Date Of Plan; Termination Date Of Plan.

          Subject to the approval of the Plan on or before December 9, 2002 by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the State of Maryland, the Plan shall be deemed effective as of December 10, 2001. The Plan shall terminate at midnight on the date that is ten years from that date, except as to Options previously granted and outstanding under the Plan at that time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

     16.  Limitation On Amount Of Option.

          The aggregate Fair Market Value of the Option Shares underlying all Incentive Options that have been granted to a particular Optionee and that become exercisable for the first time during the same calendar year shall not exceed $100,000, provided that this amount shall be increased or decreased, from time to time, as Section 422 of the Code, or the successor to that Section, is amended, so that this amount at all times shall equal the amount of the limitation set forth in the Code. For purposes of the preceding sentence, the Fair Market Value of the Shares underlying any particular Option shall be determined as of the Date Of Grant of that Option.

     17.  Ten Percent Stockholder Rule.

          No Incentive Option may be granted to a Key Employee who, at the time the Incentive Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any "parent corporation" or "subsidiary corporation", as those terms are defined in
Section 424, or its successor provision, of the Code, unless at the time the Incentive Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date Of Grant and the Incentive Option by its terms is not exercisable after the expiration of five years from the Date Of Grant. For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 424, or its successor provision, of the Code.

     18.  Withholding Taxes.

          The Option Agreement shall provide that the Company may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares to be issued upon the exercise of any Option.

     19.  Effect Of Changes In Control.

          In event of a Change In Control of the Company, then all Options granted pursuant to the Plan shall become exercisable immediately at the time of such Change In Control, and, in addition, the Option Committee, in its sole discretion, shall have the right, but not the obligation, to do any or all of the following:

               (a) provide for an Optionee to surrender an Option (or portion thereof) and to receive in exchange a cash payment, for each Option share underlying the surrendered Option, equal to the excess of the aggregate Fair Market Value of the Option Share on the date of surrender over the exercise price for the Option Share. To the extent any Option is surrendered pursuant to this Subparagraph 19(a)(i), it shall be deemed to have been exercised for purposes of Section 4 hereof; and

               (b) make any other adjustments, or take any other action, as the Option Committee, in its discretion, shall deem appropriate provided that any such adjustments or actions would not result in an Optionee receiving less value than pursuant to Subparagraph 19(a) above.

     20.  Other Provisions.

          The following provisions are also in effect under the Plan:

          (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

          (b) Any expenses of administering the Plan shall be borne by the Company.

          (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

          (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all persons having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Wyoming, except in those instances where the rules of conflicts of laws would require application of the laws of the State of Maryland.

                                    * * * * *